UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Viemed Healthcare, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38973	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Rd. Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)
(337) 504-3802
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	VMD	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Viemed Healthcare, Inc. (the “Company”) held its Annual & Special Meeting of Shareholders (the “Meeting”) on June 11, 2020. At the Meeting, the Company’s shareholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Company’s 2020 Long Term Incentive Plan (the “Plan”). A summary of the Plan is set forth in the Company’s Management Information Circular for the Meeting filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2020. That summary and the above description of the Plan do not purport to be complete and are qualified in their entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company's shareholders voted on: (1) seven nominated directors to be elected to the Board to serve until the close of the next annual meeting of shareholders or until their successors are elected; (2) the appointment of Ernst & Young LLP as auditors of the Company until the close of the next annual meeting of shareholders and the authorization of the Board to fix their remuneration; and (3) an ordinary resolution to ratify, confirm, and approve the Plan.

The tables below set forth the number of votes cast for, against, or withheld, and the number of broker non-votes for each matter voted on by the Company’s shareholders.

1.       Election of Directors

Each of the seven nominees listed below were elected as directors of the Company to hold office until the next annual meeting of shareholders or until their successors are elected.

Name	Votes For	% For	Votes Withheld	% Withheld
Casey Hoyt	18,084,818	97.09%	542,234	2.91%
W. Todd Zehnder	17,636,392	94.68%	990,660	5.32%
William Frazier	17,680,242	94.92%	946,810	5.08%
Randy Dobbs	18,045,224	96.88%	581,828	3.12%
Nitin Kaushal	14,856,003	79.75%	3,771,049	20.25%
Timothy Smokoff	17,736,831	95.22%	890,221	4.78%
Bruce Greenstein	14,784,897	79.37%	3,842,155	20.63%

The number of broker non-votes for all directors was 2,279,919.

2.       Appointment of Auditors

The shareholders approved the appointment of Ernst & Young LLP as auditors of the Company until the close of the next annual meeting of shareholders and the authorization of the Board to fix their remuneration.

Votes For	% For	Votes Withheld	% Withheld	Broker Non-Votes
20,496,647	98.04%	410,324	1.96%	—

3.       Security Based Compensation Plan

The shareholders passed an ordinary resolution to ratify, confirm, and approve the Plan.

Votes For	% For	Votes Against	% Against	Broker Non-Votes
11,826,330	63.49%	6,800,722	36.51%	2,279,919

Item 9.01.    Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Viemed Healthcare, Inc. 2020 Long Term Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 11, 2020

VIEMED HEALTHCARE, INC.

By:	/s/ Trae Fitzgerald
Trae Fitzgerald
Chief Financial Officer